UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2006

AmeriVest Properties Inc.

(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification No.)

1780 South Bellaire Street, Suite 100, Denver, Colorado 80222
(Address of principal executive offices)

(303) 297-1800
(Registrant’s telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01                                                                                     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 21, 2006, AmeriVest Properties Inc. (the Company) completed the sale of its Scottsdale Norte office building in Scottsdale, Arizona to Koll/PER, LLC (“Koll/PER”), a limited liability company owned by The Koll Company of Newport Beach, California and the Public Employee Retirement System of Idaho.  Scottsdale Norte is the second property to close under the Purchase and Sale Agreement dated July 17, 2006 with Koll/PER, a copy of which was filed as Exhibit 2.1 to the Company’s Form 10-Q for the period ended June 30, 2006.

Scottsdale Norte, a 79,689 square-foot Class A office property, was sold for $18,000,000.  The cash proceeds of approximately $11.0 million, after payoff of the first mortgage, closing costs and adjustments, will be available, subject to the expenses, liabilities and other costs of the Company, for distribution to stockholders under the plan of liquidation approved by its stockholders.  The Board of Directors has not yet established any dates for the payment of liquidation distributions.  There can be no assurance with respect to the timing or amount of any distribution or distributions by the Company, or that any other closings will occur under the Purchase and Sale Agreement or otherwise.  This summary above is qualified in its entirety by the press release relating to the sale of Scottsdale Norte, which is included under Item 9.01(d) as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item by reference.

ITEM 2.01                                                                                       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Please see the disclosure in Item 1.01 of this Current Report on Form 8-K, which is included in this Item by reference.

Pro forma financial information relating to this transaction is contained in Item 9.01(b) below.    On August 17, 2006, AmeriVest Properties Inc. completed the sale of its Greenhill Park office building in Dallas, Texas to Koll/PER.  This Greenhill Park disposition is included the accompanying pro forma financial information as the “Previously Reported Disposition.”

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ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(b)           Pro forma financial information (unaudited)

The following unaudited Pro Forma Condensed Consolidated Financial Statements are included with this report:

Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation as of June 30, 2006 (unaudited)	F-1

Pro Forma Condensed Consolidated Statement of Changes in Net Assets in Liquidation for the period June 1, 2006 to June 30, 2006 (unaudited)	F-2

Pro Forma Condensed Consolidated Statements of Operations (Going Concern Basis):

Year ended December 31, 2005 (unaudited)	F-3
Five months ended May 31, 2006 (unaudited)	F-4

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-5

As a result of the approval of the plan of liquidation (the “Plan”) by our stockholders, we adopted the liquidation basis of accounting as of June 1, 2006, and for all subsequent periods.  Accordingly, all assets have been adjusted to their estimated net realizable value.  Liabilities, including estimated costs associated with implementing the Plan, have been adjusted to their estimated settlement amounts.  The estimates of the Company’s assets and liabilities will be periodically reviewed and adjusted as appropriate.  The estimates for the valuation of real estate held-for-sale is based on the Purchase and Sale Agreement with Koll/PER, net of estimated selling costs and other potential costs relating to the liquidation.  Actual values realized for assets and settlement of liabilities may differ materially from the amounts estimated.  Estimated future cash flows from property operations were made based on the anticipated sales dates of the assets.  However, due to the uncertainty in the timing of the anticipated sales dates and the cash flows therefrom, revenues and expenses generated by operations may differ materially from amounts estimated.  These amounts are presented in the accompanying historic Statement of Net Assets in Liquidation at June 30, 2006.  The net assets represent the estimated liquidation value of our assets available to our stockholders upon liquidation.  The actual settlement amounts realized for assets and settlement of liabilities may differ materially, perhaps in adverse ways, from the amounts estimated.  As such, it is not possible to predict the aggregate amount or timing of future distributions to stockholders and no assurance can be given that the eventual amount of distributions to be paid will equal or exceed the estimated net assets in liquidation included in the financial statements.

The unaudited Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation of the Company as of June 30, 2006, reflects the financial position of the Company after giving effect to the disposition of Greenhill Park and Scottsdale Norte, as discussed in Item 2.01, as if such dispositions took place on June 30, 2006. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 2005 and the five months ended May 31, 2006 give effect to the disposition of Greenhill Park and Scottsdale Norte as if such dispositions occurred on January 1, 2005.

The unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by the Company based upon historical financial statements of the Company, the operations of the properties sold, and assumptions deemed proper by management and have been prepared for the

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purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in the Form 8-K to be filed by AmeriVest Properties Inc. The unaudited Pro Forma Condensed Consolidated Financial Statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the sales been consummated on the date indicated. The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes of the Company previously filed with the Securities and Exchange Commission.

(d)           Exhibits.

Exhibit 99.1	Press Release dated September 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.

Dated: September 26, 2006	By:	/s/ Sheri D. Henry
Sheri D. Henry
Chief Financial Officer

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AMERIVEST PROPERTIES INC.

Condensed Consolidated Statement of Net Assets in Liquidation

June 30, 2006

(unaudited)

ASSETS	Historical	Previously Reported Disposition	Scottsdale Norte Pro Forma Adjustments		Pro Forma
Real estate assets	$255,936,884	$(28,600,423)	$(17,738,954	)(a)	$209,597,507
Cash and cash equivalents	2,110,527	(200)
		28,354,825	10,957,063	(b)	41,422,215
Escrow deposits	3,530,952	(310,870)	(34,572	)(a)	3,185,510
Accounts receivable	255,887	(77,803)	(13,763	)(a)	164,321
Prepaid expenses and other assets	538,767	(56,786)	—		481,981
Total assets	$262,373,017	$(691,257)	$(6,830,226)		$254,851,534
LIABILITIES
Secured mortgage loans and notes payable	$126,440,168	$—	$(6,474,445	)(a)	$119,965,723
Accounts payable and accrued expenses	2,544,637	(104,594)	(72,788	)(a)	2,367,255
Accrued real estate taxes	2,395,972	(266,950)	(114,316	)(a)	2,014,706
Prepaid rents and security deposits	2,609,261	(319,713)	(168,677	)(a)	2,120,871
Estimated net liability for costs during the liquidation period	6,227,674	107,993	24,300	(c)	6,359,967
Total liabilities	140,217,712	(583,264)	(6,805,926)		132,828,522
Net assets in liquidation (available to common stockholders)	$122,155,305	$(107,993)	$(24,300)		$122,023,012

See accompanying notes to the pro forma condensed consolidated financial statements.

AMERIVEST PROPERTIES INC.

Condensed Consolidated Statement of Changes in Net Assets in Liquidation

June 30, 2006

(unaudited)

	Historical	Previously Reported Disposition	Scottsdale Norte Pro Forma Adjustments		Pro Forma

Net assets in liquidation on June 1, 2006	$122,579,044	$—	$—		$122,579,044
Change in estimated net assets in liquidation	(423,739)	(107,993)	(24,300	)(c)	(556,032)
Net assets in liquidation at June 30, 2006	$122,155,305	$(107,993)	$(24,300)		$122,023,012

See accompanying notes to the pro forma condensed consolidated financial statements.

AMERIVEST PROPERTIES INC.

Condensed Consolidated Statement of Operations

Year Ended December 31, 2005
(Going Concern Basis)
(unaudited)

	Historical	Previously Reported Disposition	Scottsdale Norte Pro Forma Adjustments		Pro Forma
Real Estate Operating Revenue:
Rental revenues	$34,869,604	$(3,855,555)	$(1,772,752	)(d)	$29,241,297
Real Estate Operating Expenses:
Property operating expenses—
Operating expenses	9,417,061	(1,516,398)	(463,012	)(d)	7,437,651
Real estate taxes	4,728,154	(403,958)	(207,430	)(d)	4,116,766
General and administrative expenses	4,720,958	—	—		4,720,958
Interest expense	11,996,147	(955,725)	(525,166	)(d)	10,515,256
Depreciation and amortization expenses	12,763,733	(723,017)	(1,223,543	)(d)	10,817,173
Strategic alternative expenses	708,491	—	—		708,491
Impairment of investment in real estate	4,889,082	—	—		4,889,082
Total operating expenses	49,223,626	(3,599,098)	(2,419,151)		43,205,377
Income (Loss) from continuing operations	(14,354,022)	(256,457)	646,399		(13,964,080)
Other Income (Loss):
Interest income	114,095	(5,410)	—		108,685
Total other income (loss)	114,095	(5,410)	—		108,685
Income (Loss) before discontinued operations	(14,239,927)	(261,867)	646,399		(13,855,395)
Discontinued operations	3,541,614	—	—		3,541,614
Net earnings (loss)	$(10,698,313)	$(261,867)	$646,399		$(10,313,781)
Loss per Share — Basic and Diluted:
Net loss before discontinued operations	$(0.59)	$(0.01)	$0.03	(d)	$(0.57)
Discontinued operations, net	0.15	—	—		0.15
Net loss	$(0.44)	$(0.01)	$0.03		$(0.42)
Weighted Average Common Shares Outstanding:
Basic	24,062,330				24,062,330
Diluted	24,062,330				24,062,330

See accompanying notes to the pro forma condensed consolidated financial statements.

AMERIVEST PROPERTIES INC.

Condensed Consolidated Statement of Operations

Five Months Ended May 31, 2006
(Going Concern Basis)
(unaudited)

	Historical	Previously Reported Disposition	Scottsdale Norte Pro Forma Adjustments		Pro Forma
Real Estate Operating Revenue:
Rental revenues	$14,548,386	$(1,652,049)	$(720,481	)(d)	$12,175,856
Real Estate Operating Expenses:
Property operating expenses—
Operating expenses	4,254,952	(647,259)	(179,526	)(d)	3,428,167
Real estate taxes	1,812,772	(183,997)	(95,264	)(d)	1,533,511
General and administrative expenses	2,084,652	—	—		2,084,652
Interest expense	3,533,086	(86,603)	(213,545	)(d)	3,232,938
Depreciation and amortization expenses	5,265,388	(403,492)	(243,463	)(d)	4,618,433
Strategic alternative and liquidation expenses	249,435	—	—		249,435
Total operating expenses	17,200,285	(1,321,351)	(731,798)		15,147,136
Income (Loss) from continuing operations	(2,651,899)	(330,698)	11,317		(2,971,280)
Other Income:
Interest income	129,747	—	—		129,747
Total other income	129,747	—	—		129,747
Income (Loss) before discontinued operations	(2,522,152)	(330,698)	11,317		(2,841,533)
Discontinued operations	15,046,598	—	—		15,046,598
Net earnings	$12,524,446	$(330,698)	$11,317		$12,205,065
Earnings per Share — Basic and Diluted:
Net loss before discontinued operations	$(0.10)	$(0.01)	$—		$(0.11)
Discontinued operations, net	0.62	—	—		0.62
Net earnings	$0.52	$(0.01)	$—		$0.51
Weighted Average Common Shares Outstanding:
Basic	24,124,735				24,124,735
Diluted	24,128,907				24,128,907

See accompanying notes to the pro forma condensed consolidated financial statements.

AMERIVEST PROPERTIES INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(a)            To eliminate the assets and liabilities included in the statement of net assets in liquidation of Scottsdale Norte as of June 30, 2006.

(b)            Represents the proceeds from the disposition:

Sales proceeds	$18,000,000
Closing costs	(585,293)
Repayment of mortgage	(6,457,644)
Cash received at closing	$10,957,063

(c)            To eliminate the change in estimated net assets in liquidation of Scottsdale Norte as of June 30, 2006.

(d)            To eliminate the results of operations of Scottsdale Norte for the twelve months ended December 31, 2005 and the five months ended May 31, 2006.  The pro forma results exclude the impact of the gain on the sale of the property.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 21, 2006.